UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 2, 2013

EnerSys

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-32253	23-3058564
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2366 Bernville Road, Reading Pennsylvania	19605
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 610-208-1991

Not Applicable.

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

On April 2, 2013, EnerSys (the “Company”) is hosting an Investor Day conference in New York City. The webcast and slide presentation for the event are available on the Investor Relations page of the Company’s website at www.enersys.com. The slide presentation for the event is attached hereto as Exhibit 99.1 and incorporated herein by reference. The information in this Item 7.01 and Exhibit 99.1 attached hereto is intended to be furnished under Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Act, except as expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements Pro Forma Financial Information and Exhibits.

(d)	Exhibits

99.1	Information in presentation by EnerSys.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EnerSys

By:	/s/ Richard W. Zuidema
Richard W. Zuidema
Executive Vice President

Date: April 2, 2013

INDEX TO EXHIBITS

99.1	Information in presentation by EnerSys.